                                                                    EXHIBIT 10.4


                        KOLL MANAGEMENT SERVICES, INC.

                           THIRD AMENDMENT AND WAIVER
                              TO CREDIT AGREEMENT


     This THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment and Waiver") is dated January 12, 1996 and entered into by and among KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("Company"), THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders") and BANKERS TRUST COMPANY, as agent ("Agent"), and, for purposes of subsection 6E hereof, THE GUARANTORS LISTED ON THE SIGNATURE PAGES HEREOF ("Guarantors"), and is made with reference to that certain Credit Agreement dated as of November 23, 1994 by and among Company, Lenders and Agent, as amended by that certain First Amendment to Credit Agreement dated as of January 16, 1995 and that Second Amendment to Credit Agreement dated as of May 8, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

     WHEREAS, Company, Lenders and Agent have entered into the Credit Agreement and in connection therewith, Guarantors have entered into Guaranties;

     WHEREAS, Company proposes to decrease the Acquisition Sublimit to $29,850,000 and to increase the scheduled amounts for the repayment of Loans made under the Acquisition Sublimit;

     WHEREAS, Company proposes to decrease the amount of the Revolving Loan Commitments but to increase the limit on the maximum Working Capital Utilization at any time; and

     WHEREAS, Company proposes to modify and amend certain of the other terms and provisions of the Credit Agreement and requests that Lenders waive certain of the terms and provisions of the Credit Agreement and, in response to Company's proposals and requests, Lenders are willing to agree to only such amendments and waivers as are set forth herein, upon the terms and conditions set forth herein;

     NOW, THEREFORE, subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

     SECTION 1.   AMENDMENTS TO THE CREDIT AGREEMENT

     A. AMENDMENTS TO SECTION 1: DEFINITIONS. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

          ""Third Amendment and Waiver" means the Third Amendment and Waiver to Credit Agreement dated January 12, 1996 among Company, Lenders and Agent.

          "Third Amendment and Waiver Effective Date" means the date on which the Third Amendment and Waiver becomes effective in accordance with its terms."

          B. AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS. Section 2 of the Credit Agreement is amended as follows:

          (i) Decrease in the Revolving Loan Commitments.  Effective as of the
              ------------------------------------------
     Third Amendment and Waiver Effective Date the aggregate amount of the Revolving Loan Commitments is reduced to $48,850,000 and subsection 2.1A(i) is amended to change the number "$50,000,000" appearing in the second sentence thereof to "$48,850,000".

         (ii) Early Termination of Availability Under the Acquisition Sublimit.
              ----------------------------------------------------------------
     Effective as of the Third Amendment and Waiver Effective Date no further utilization of Acquisition Sublimit may be made and all Loans then outstanding made under such Acquisition Sublimit shall be repaid in accordance with subsection 2.4A (as amended on the Third Amendment and Waiver Effective Date by Section 1B(iv) of this Third Amendment and Waiver below).

        (iii) Increase in Maximum Amount of Working Capital Utilization.
              ---------------------------------------------------------
     Effective as of the Third Amendment and Waiver Effective Date the limit on the maximum amount of the Working Capital Utilization shall be increased so as to not exceed $19,000,000 at any time and subsection 2.1A(i) shall be amended so that the amount "$15,000,000 appearing in the second paragraph thereof shall be changed to "$19,000,000".

         (iv) Increase in Scheduled Prepayments and Reductions of Revolving
              -------------------------------------------------------------
     Loan Commitments and Acquisition Sublimit.  Effective as of the Third
     -----------------------------------------
     Amendment and Waiver Effective Date subsection 2.4A is hereby amended to read in its entirety as follows:

               "A. SCHEDULED PREPAYMENTS AND REDUCTIONS OF REVOLVING LOAN COMMITMENTS AND ACQUISITION SUBLIMIT. On the Third Amendment and Waiver Effective Date, the Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced to $48,850,000 and $29,850,000, respectively. In addition, Company shall prepay Loans, and the Revolving Loan Commitments and Acquisition Sublimit shall each be permanently reduced, on the dates and in the amounts set forth below:

                                Scheduled Prepayment and Reduction of Revolving
               Date             Loan Commitments and Acquisition Sublimit
               ----             -----------------------------------------------
          December 31, 1996                     $1,850,000
          March 31, 1997                         3,000,000
          June 30, 1997                          5,000,000
          December 31, 1997                      5,000,000


          June 30, 1998           7,500,000
          December 31, 1998       7,500,000

               In addition, Company shall prepay the Loans and the Revolving Loan Commitments shall be permanently reduced by $7,000,000 on June 30, 1999 and by $12,000,000 on December 31, 1999; provided still
                                                            -------- -----
          further that the scheduled reductions of the Revolving Loan
          -------
          Commitments and Acquisition Sublimit set forth above shall be reduced in connection with any voluntary or mandatory reductions of the Revolving Loan Commitments and Acquisition Sublimit, respectively, in accordance with subsection 2.4B(iv)."

          C. AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS. Subsection 7.6A of the Credit Agreement is hereby amended to read in its entirety as follows:

               "A. MINIMUM INTEREST COVERAGE RATIO. Company shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four-fiscal quarter period ending as of the last day of any fiscal quarter (x) for periods ending after December 31, 1995 but before March 31, 1997, to be less than 3.70 to 1.00 and (y) for periods ending on or after March 31, 1997, to be less than 4.00 to 1.00."

          SECTION 2. RELEASE OF GUARANTY AND STOCK PLEDGE OF RENAISSANCE CENTER MANAGEMENT COMPANY

     Requisite Banks hereby consent to the release of the pledge of the stock of Renaissance Center Management Company ("RCMC") and the release of the guaranty of RCMC and hereby authorize Agent to execute such releases.

          SECTION 3.  LIMITED WAIVER

          Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company herein contained, and with respect only to any potential transaction regarding Koll Applied Management Engineering, Inc. ("KAME"), Lenders hereby waive compliance with the provisions of (i) subsection 7.7(iv) (y) of the Credit Agreement to the extent such subsection 7.7(iv)(y) would require that consideration received in respect to KAME solely be cash and (ii) Section 7.12 of the Credit Agreement to the extent that such Section 7.12 would, in the event of the disposition of the capital stock of KAME, require Company to dispose of 100% of the capital stock of KAME; provided, however, that such waiver shall be effective only upon consent of Agent.

          Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.7(iv)(y) and of Section 7.12 of the Credit Agreement as it relates to any potential transaction regarding KAME and nothing in this
Section 2 shall be deemed to:

               (a) constitute a waiver of compliance by Company with respect to
     (i) subsection 7.7(iv)(y) or Section 7.12 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

               (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Section 2) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

          SECTION 4.   CONDITIONS TO EFFECTIVENESS

          This Amendment and Waiver shall be binding as to each party upon its execution of a counterpart hereof, but the amendments to the Credit Agreement set forth herein shall become effective only in the event that the following conditions shall have been satisfied (whereupon this Amendment and Waiver shall become effective as of the date hereof):

          (a) Company, Guarantors and Requisite Lenders shall have executed counterparts hereof and delivered such executed counterparts (or telecopy facsimiles of such executed counterparts) to Agent.

          (b) Agent shall have received payment from Company of consent fees for the account of each Lender executing and delivering a counterpart of this Amendment and Waiver, in an amount equal to one-eighth of one percent of such Lender's Commitments.

          SECTION 5.   COMPANY'S REPRESENTATIONS, WARRANTIES AND COVENANTS,

          In order to induce Lenders and Agent to enter into this Amendment and Waiver and to amend the Credit Agreement in the manner provided herein, Company represents, warrants and covenants to Lenders and Agent that, after giving effect to this Amendment and Waiver, the following statements are and will be true, correct and complete on and as of the date hereof and, to the extent provided below, any subsequent dates specified below:

          A. ORGANIZATION AND POWERS. Company has all requisite corporate power and authority to enter into this Amendment and Waiver and to carry out the transactions contemplated hereby and to perform its obligations under the Credit Agreement as amended by this Amendment and Waiver (the "Amended Agreement").

          B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and Waiver and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by Company. This Amendment and Waiver has been duly executed and delivered by Company.

          C. NO CONFLICT. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not (i) except as would not have a Material Adverse Effect, violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its

Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) except as would not have a Material Adverse Effect, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

          D. CONSENTS. The execution and delivery by Company of this Amendment and Waiver and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body or other Person.

          E. BINDING OBLIGATION. This Amendment and Waiver and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 and
Section 6.10 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment and Waiver that would constitute an Event of Default or a Potential Event of Default. Without limiting the generality of the foregoing, Company represents and warrants it is in compliance with subsection 6.10 with respect to all Subsidiaries.

          SECTION 6.   MISCELLANEOUS

          A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Notes and the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended or waived by this Amendment and Waiver, the terms, conditions and provisions of the Credit Agreement and the Notes and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (iii) The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, (x) constitute a waiver or modification of any provision of, or operate as a waiver of any right, power or remedy of Lenders or Agent under, the Credit Agreement or any of the Notes or other Loan Documents or (y) prejudice any right or remedy that Lenders or Agent may now have or may have in the future under or in connection with the Credit Agreement or any instrument or agreement referred to therein.

          B. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

          C. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. HEADINGS. Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

          E.   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS.

          Each Guarantor hereby acknowledges that it has read this Amendment and Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, its obligations under its Guaranty shall not be impaired or affected and such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  [Remainder of Page Intentionally Left Blank]

          WITNESS the due execution of this Amendment and Waiver by the respective duly authorized officers of the undersigned as of the date first above written.

                                    COMPANY:
                                    KOLL MANAGEMENT SERVICES, INC.


                                    By __________________________
                                    Title _______________________



                                    LENDERS:
                                    BANKERS TRUST COMPANY,
                                    individually and as Agent


                                    By __________________________
                                    Title _______________________



                                    BERLINER HANDELS- UND
                                    FRANKFURTER BANK


                                    By __________________________
                                    Title _______________________


                                    By __________________________
                                    Title _______________________



                                    GUARANTORS:
                                    BONUTTO-HOFER INVESTMENTS


                                    By __________________________
                                    Title _______________________

                                    D.A. MANAGEMENT, INC.


                                    By __________________________
                                    Title _______________________



                                    KMS HOLDING CORPORATION


                                    By __________________________
                                    Title _______________________



                                    KOLL ASSET MANAGEMENT COMPANY



                                    By __________________________
                                    Title _______________________



                                    KOLL CAPITAL MARKETS GROUP


                                    By __________________________
                                    Title _______________________



                                    KOLL FACILITIES SERVICES, INC


                                    By __________________________
                                    Title _______________________

                                    KOLL INVESTMENT MANAGEMENT, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL MANAGEMENT SERVICE CORPORATION


                                    By __________________________
                                    Title _______________________



                                    KOLL PARTNERSHIPS I, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL PARTNERSHIPS II, INC.


                                    By __________________________
                                    Title _______________________



                                    RENAISSANCE CENTER MANAGEMENT COMPANY


                                    By __________________________
                                    Title _______________________


                                    K/B REALTY ADVISORS, INC.


                                    By __________________________
                                    Title _______________________

                                    KOLL REAL ESTATE SECURITIES ADVISORS, INC.


                                    By __________________________
                                    Title _______________________



                                    CBS INVESTMENT REALTY OF NEW MEXICO, INC.


                                    By __________________________
                                    Title _______________________



                                    CBS INVESTMENT REALTY, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL MEDICAL SERVICES, INC.


                                    By __________________________
                                    Title _______________________



                                    KOLL TENDER CORPORATION I


                                    By __________________________
                                    Title _______________________



                                    KOLL TENDER CORPORATION II


                                    By __________________________
                                    Title _______________________

                                    KOLL TENDER CORPORATION III


                                    By __________________________
                                    Title _______________________


                                    KOLL HOLDINGS INTERNATIONAL, INC.


                                    By __________________________
                                    Title _______________________


                                    KOLL ASIA PACIFIC-HAWAII, INC.


                                    By __________________________
                                    Title _______________________



                                    KMS CONSTRUCTION CO.


                                    By __________________________
                                    Title _______________________


                                    KOLL APPLIED MANAGEMENT
                                    ENGINEERING, INC.


                                    By __________________________
                                    Title _______________________